UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 5, 2007

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 5, 2007, Stephen Russell, Chairman of the Board and Chief Executive Officer of Celadon Group, Inc., a Delaware corporation (the "Company"), adopted a written sales plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Plan") for trading 120,000 shares, or approximately 7% of the shares and related derivatives of the Company’s common stock owned by Mr. Russell. The press release issued by the Company with respect to the Plan is attached hereto as Exhibit 99.

Transactions made under the Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations. Except as may be so required, the Company does not undertake any obligation to update or report any modification, termination, or other activity under the Plan or any other plan that may be adopted by other officers or directors of the Company.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99	Celadon Group, Inc. press release announcing Russell 10b5-1 plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: March 5, 2007	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing Russell 10b5-1 plan